                                                               EXHIBIT 10(a)(ii)

                              FIRST AMENDMENT TO
                     AGREEMENT AND PLAN OF SHARE EXCHANGES


     FIRST AMENDMENT dated as of November 6, 1998, to the AGREEMENT AND PLAN OF SHARE EXCHANGES (together with the Schedules and Exhibits thereto, the "Agreement") dated as of October 1, 1998, by and among OFFSHORE TOOL & ENERGY CORPORATION, a Delaware corporation, INTERNATIONAL TOOL AND SUPPLY PLC, an English corporation, AERO INTERNATIONAL, L.L.C., a Louisiana limited liability company, and the persons and entities listed on the signature page hereof under the caption "AERO HOLDERS".

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties to the Agreement have agreed to amend the Agreement in the manner set forth in this First Amendment;

     NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties agree as follows:

     1.  Amendments to Section 1.1.

     a. The definition of the term "Agreement" is added to Section 1.1, to read as follows:

     "Agreement" shall mean this Agreement, as it may be amended from time to time.

     b.  The definition of the term "Rescission Date" is deleted.

     c. The definition of the term "Series A Subordinated Debentures" is amended to read as follows:

     "Series A Subordinated Debentures" shall mean the $15,000,000 principal amount of Series A Subordinated Debentures of the Holding Company in substantially the form included in Article II of the Series A Subordinated Debenture Indenture, and which shall be issued with the Series A Increasing Warrants to the Aero Preferred Holders and the Closing Investors at the Closing.

     d. The definition of the term "Series A Increasing Warrants" is amended to read as follows:

     "Series A Increasing Warrants" shall mean the 6,250,000 initial issuance Series A Increasing Warrants of the Holding Company in substantially the form of Exhibit E, and which shall be issued at the Closing with the Series A Subordinated Debentures.

     e.  The definition of "Termination Date" is amended to read as follows:

     "Termination Date" shall mean 5:00 p.m., London, England time on the 14th day after the date of the Second EGM, unless such Termination Date is extended by the written consent of all the parties to this Agreement.

     2.  Amendment to Section 4.1.  Section 4.1 is amended to read as follows:

Section 4.1  CLOSING.

     The Closing of the transactions contemplated by this Agreement shall take place concurrently at the offices of Lovell White Durrant, 65 Holborn Viaduct, London, England, and the offices of Adams and Reese LLP, 4400 One Houston Center, 1221 McKinney Street, Houston, Texas, beginning at 3:30 p.m., London time, on the ITS Securities Holders Approval Date, or at such other time or place as all the parties may agree in writing (the "Closing Date").

     3. Amendment to Sections 4.2.3(a) and 4.2.3(c). Sections 4.2.3(a) and 4.2.3(c) are amended to read as follows:

     4.2.3  Delivery of Certificates for ITS Exchange Shares by the Liquidators.
*    *    *    *

     (a) Delivery to U.S. Persons. The Liquidators shall not deliver any ITS Exchange Shares to a U.S. Person without the prior written consent of the Holding Company, which consent shall not be withheld unless (i) such U.S. Person shall not have given to the Holding Company a completed and signed U.S. Person Certificate or (ii) the Holding Company shall have reasonable grounds for belief that such delivery may violate the Securities Act.

                             *    *    *    *    *

     (c) Delivery to Non-U.S. Persons. The Liquidator shall not deliver any ITS Exchange Shares to a Non-U.S. Person without the prior written consent of the Holding Company, which consent shall not be withheld unless (i) such Non-U.S. Person shall not have given to the Holding Company a completed and signed Non-U.S. Person Certificate or (ii) the Holding Company shall have reasonable grounds for belief that such delivery may violate the Securities Act.

     4.  Amendment to Section 4.5.  Section 4.5 is amended to read as follows:

Section 4.5  EFFECTIVE TIME; RESCISSION.

     All Closing Deliveries shall be held in trust and escrow for the benefit of the parties by Adams and Reese LLP and Lovell White Durrant until the first to occur of the Effective Time and the Termination Date. If the Effective Time shall occur before the Termination Date, Adams and Reese LLP and Lovell White Durrant shall distribute the Closing Deliveries to the respective parties to which such Closing Deliveries were made at the Closing. If the Termination Date shall occur before the Effective Time (unless the Termination Date shall be extended by the written consent of all parties), the Closing and the Closing Deliveries shall be rescinded and Adams and Reese LLP and Lovell White Durrant shall return the Closing Deliveries to the respective parties which made such Closing Deliveries. All parties by virtue of their acceptance and execution of this Agreement hereby agree to hold Adams and Reese LLP and Lovell White Durrant harmless and to indemnify it against all costs, expenses and liabilities arising out of or under this Section 4.5, without any limitation whatever.

     5. Amendment to Section 5.1.11. Section 5.1.11 is amended to read as follows:

     5.1.11 Additional Investments. At the Closing, $9,500,000 principal amount of Series A Subordinated Debentures (including 3,958,333 Series A Increasing Warrants) shall have been purchased by the Closing Investors.

     6.  Amendment to Section 5.4.  Section 5.4 is amended to read as follows:

Section 5.4  ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF THE HOLDING COMPANY.

     In addition to the conditions set forth in Section 5.1 above, the obligations of the Holding Company to consummate the transactions contemplated by Article IV at the Closing and to perform the other obligations of the Holding Company under this Agreement subject to the satisfaction of each of the conditions set forth in this Section 5.4 (any of which may be waived by written instrument executed by the Holding Company, subject to the provisions of Section 2.1.7):

     7.  Amendment to Section 9.2.  Section 9.2 is amended to read as follows:

Section 9.2  AUTHORIZED CAPITAL STOCK.

     The authorized capital stock of the Holding Company consists of 105,000,000 shares, of which (a) 100,000,000 are classified as shares of Common Stock, $.01 par value per share, and (b) 5,000,000 are classified as shares of Preferred Stock, $1.00 par value per share. As of the date hereof, none of the shares of the Common Stock of the Holding Company have been issued by the Holding Company other than organizational shares subject to cancellation. Except as contemplated by this Agreement and (a) the obligation of the Holding Company to issue up to 9,686,968 shares of Common Stock pursuant to the exercise of the Series A Increasing Warrants, and to issue up to 3,000,000 shares of Common Stock pursuant to the exercise of the Series B Warrants, (collectively, the "Warrant Shares") (b) the obligation of the Company to issue up to 5,333,333 shares of Common Stock pursuant to the exercise of conversion rights by holders of the Series B Junior Subordinated Notes (assuming conversion of the entire principal amount) (the "Conversion Shares"), and (c) the reservation by the Company of 5,000,000 shares of Common Stock for issuance pursuant to the exercise of options that may be granted under the Stock Incentive Plan (the "Incentive Shares"), as of the Closing Date the Holding Company will be under no obligation to issue any of its shares of Common Stock or other equity securities pursuant to subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire equity securities of the Holding Company, and as of the Closing Date, except for the Warrant Shares, the Conversion Shares and the Incentive Shares, no shares of Common Stock or other capital stock of the Holding Company will be reserved for possible future issuance. The Holding Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Holding Company (whether or not the Holding Company is a party thereto), except as set forth in this Agreement. The shares of Common Stock of the Holding Company to be issued pursuant to the transactions contemplated by Article IV of this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of all Encumbrances imposed by or through the Holding Company (other than restrictions imposed by federal and state securities laws). The issuance of the shares of Common Stock pursuant to the transactions contemplated by Article IV of this Agreement will not be subject to any preemptive or similar right of the stockholders of the Holding Company. The holders of shares of the Common Stock of the Holding Company following the issuance thereof pursuant to the transactions contemplated by Article IV of this Agreement will not be subject to personal liability for the debts and obligations of the Holding Company solely by reason of being the holders thereof.

     8. Amendment to Sections 11.1(a)(iii)(B) and 11.1(a)(iii)(C). Sections 11.1(a)(iii)(B) and 11.1(a)(iii)(C) are amended to read as follows:

Section 11.1   TERMINATION.

     (a) This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date solely:

                               *   *   *   *   *

         (iii)                     *   *   *   *

                (A)                *   *   *   *

                (B) by Aero if any of the conditions in Sections 5.1 or 5.3 has not been satisfied as of the Closing Date or if satisfaction of such condition is or becomes impossible (other than through the failure of Aero to comply with its obligations in this Agreement) and Aero has not waived such condition prior to the Closing Date;

                (C) by the Holding Company if any of the conditions in Sections
5.1 or 5.4 has not been satisfied as of the Closing Date or if satisfaction of such condition is or becomes impossible (other than through the failure of the Holding Company to comply with its obligations in this Agreement) and the Holding Company has not waived such condition prior to the Closing Date;

                               *    *    *    *

     9. Amendments to Exhibits to Agreement. The Exhibits to the Agreement are amended as follows:

         a. Exhibit C: The form of Subordinated Debenture Indenture is amended to reflect the authorization and issuance of $15,000,000 of Series A Subordinated Debentures.

         b. Exhibit D: The Series B Junior Subordinated Note Agreement is amended to reflect the change in the Conversion Price from $1.53 per share of Common Stock to $0.75 per share of Common Stock.

         c. Exhibit E: The form of Series A Increasing Warrants is amended to reflect (i) the increase in the number of initial issuance Series A Increasing Warrants from 5,000,000 to 6,250,000 and (ii) the decrease in the exercise price of the Series A Increasing Warrants from $1.26 per share to $0.63 per share.

         d. Exhibit S: The Series A Subordinated Debenture Subscription Agreements are expanded to include the Series A Subordinated Debenture Subscription Agreement of Bernard Duroc-Danner.

         e. Exhibit T: The Forms of Closing Legal Opinions are amended to reflect that they shall be applicable with respect to the Agreement, as amended.

     10. Defined Terms. Terms defined in the Agreement shall have their defined meanings when used herein.

     11. Limited Effect. Except as expressly amended by this First Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     12. Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

     13. Governing Law. This First Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year set forth in the preamble to this First Amendment.


                                     OFFSHORE TOOL & ENERGY
                                     CORPORATION

                              By:    /s/ McGowin I. Patrick, Jr.
                                     --------------------------------------

                              Name:
                                     --------------------------------------

                              Title:
                                     --------------------------------------


                                     INTERNATIONAL TOOL AND SUPPLY PLC


                              By:    /s/ Robert A. Rayne
                                     --------------------------------------

                              Name:
                                     --------------------------------------

                              Title:
                                     --------------------------------------


                                     AERO INTERNATIONAL, L.L.C.


                              By:    /s/ McGowin I. Patrick, Jr.
                                     --------------------------------------

                              Name:
                                     --------------------------------------

                              Title:
                                     --------------------------------------

                                     AERO HOLDERS:

                                     IPC INDUSTRIES, INC.


                              By:    /s/ McGowin I. Patrick, Jr.
                                     --------------------------------------

                              Name:
                                     --------------------------------------

                              Title:
                                     --------------------------------------


                                     MOBILE PULLEY MARINE SERVICES, INC.


                              By:    /s/ McGowin I. Patrick, Jr.
                                     --------------------------------------

                              Name:
                                     --------------------------------------

                              Title:

                                     --------------------------------------


                                             /s/ Byron A. Adams, Jr.
                                     --------------------------------------
                                     Byron A. Adams, Jr.


                                              /s/ Thomas W. Pritchard
                                     --------------------------------------
                                     Thomas W. Pritchard


                                             /s/ W. Steven McKenzie
                                     --------------------------------------
                                     W. Steven McKenzie